UNITED STATES SECURITIES AND

EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 30, 2014

Superior Drilling Products, Inc.
(Exact name of registrant as specified in its charter)

Utah	333-195085	46-4341605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1583 South 1700 East, Vernal, Utah		84078
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code.	(435) 789 - 0594

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CPR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.01. Financial Statements and Exhibits

A copy of a press release announcing the acquisition of Hard Rock Solutions, LLC was issued by the Company on May, 29, 2014 is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Exhibit
Number	Description of the Exhibit

99.1	Press release, dated May 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR DRILLING PRODUCTS, INC.
(Registrant)
Date	May 30, 2014

/s/ G. Troy Meier
(Signature)*

* Print name and title of the signing officer under his signature.		G. Troy Meier
Chief Executive Officer